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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2002, in the Registration Statement (Form S-1) and related Prospectus of aaiPharma Inc. for the registration of 3,033,700 shares of its common stock.

                                             /s/ Ernst & Young LLP

Indianapolis, Indiana
April 5, 2002